UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2013

OPTi Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

One First Street, Suite 14

Los Altos, California 94022

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Form 10-Q for the period ended September 30, 2012, certain provisions of the employment agreements for the Company’s Chief Executive Officer and Chief Financial Officer terminated upon the Company’s change of control. The officers and the Company have agreed to amend and restate such employment agreements. Copies thereof are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.

Item 9.01(d).	Exhibits.

99.1.	Amended and Restated Employment Agreement dated June 20, 2013 between the Company and Bernard T. Marren.

99.2.	Amended and Restated Employment Agreement dated June 20, 2013 between the Company and Michael Mazzoni.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2013

OPTi, Inc.

By:	/s/ Michael Mazzoni

Michael Mazzoni
Chief Financial Officer

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